                                                  Annual

                                                  Report

                                                  December 31, 2001

[GRAPHIC]
                                                  ------------------------------
                                                  STRATTON
                                                  MUTUAL FUNDS
                                                  Stability . Strategy . Success
                                                  ------------------------------

DEAR FELLOW SHAREHOLDER:

The year 2001 was good for value investors in general and Stratton Funds in particular; SGF was +10.18%, SSCV was +10.89% and SMDS was +22.98% in total returns. By contrast, the S&P 500 lost 11.91%. During the year, our economy slipped into recession and at the end of the year most forecasters were looking to a bottoming of that recession and a turnaround in 2002. We have listed some of the highlights of our economy today that will drive the turnaround.

THE POSITIVE FACTORS

/\The Federal Reserve completed the year with its eleventh rate cut, bringing the Federal Funds rate down to 1.75%. The Fed has done everything within its power to provide reserves and to drive the cost of money down to stimulate the economy, both before September 11 and especially after that date. The money supply growth and interest rate levels are very strong forces acting to end this recession and turn the economy upward.

/\Crude oil has dropped from the $30/barrel to about $20. American consumers and businesses have been given the equivalent of a $70 billion tax-cut through reductions in energy prices. This money has flowed directly into the pockets of the consumers and probably out again in the form of higher spending on non-energy products.

/\The Bush Tax Cut Plan that was put in place last Spring was modestly stimulative this Fall, especially at the lower income levels. In 2002, further stimulus will take place as part of that Bush Plan.

/\A large portion of the slowdown in manufacturing that has taken place throughout 2000-2001 was a reduction of inventories throughout the supply chain. Inventory-to-sales ratios are at unsustainably low levels. The rebuilding of inventories to normal levels will be a strong point of the economy in 2002.

                                   [GRAPHIC]

THE ECONOMIC NEGATIVES

/\The number one worry expressed by most market commentators is the proviso that all bets are off if there is another major terrorist attack on the United States. There is a real risk that sometime in the next six months this may occur and disrupt our economy in a major way once again.

/\The outlook for capital spending continues to be bleak worldwide. Our economy is currently operating at 74% of capacity, so what is the need for additional capacity? We believe that the capital spending drought may take years to correct rather than months.

/\Many industries that used to be viewed as insulated from pricing problems are now seeing substantial pricing pressure.

THE STOCK MARKET OUTLOOK

The stock market is showing signs of greater volatility, yet there is broad support among a variety of industries. Our conclusion is that the outlook for 2002 is good if you hold a diversified portfolio of value-oriented securities broadly representing most of the major industry sectors and you pay a great deal of attention to changes that are taking place within each industry sector. You can find more information about our Funds on our web site, www.strattonmgt.com.

                                          Sincerely yours,
                                          /s/James W. Stratton
                                          James W. Stratton Chairman

February 4, 2002

STRATTON GROWTH FUND
--------------------------------------------------------------------------------
Stratton Growth Fund, with a total return of 10.18% for the year 2001, had an excellent year compared to a negative total return of -11.91% for the S&P 500. Over much longer periods of time, SGF has had a return in the mid teens for both the ten-year and the twenty-year measuring time frames.

During the quarter, we had one sale and two purchases in the portfolio. Our largest industry categories were Energy (17.1%), Insurance (14.9%), Distribution (14.6%), Banking (13.9%), and Health Care (11.8%).

Our largest single position is IKON Office Solutions. This company is a distributor of office products --copying and printing equipment. Management has executed a major turnaround in operating margins over the past two years and the company remains very inexpensively valued based upon cash flow per share.

The expense ratio for the year declined to 1.21%. Due to the lower than normal volatility, our turnover ratio dropped to 14.3%, which was the lowest turnover ratio during the past five years for the Fund.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Growth Fund with all dividend income and capital gains distributions reinvested.


                                    [CHART]

-----------------------------
 Average Annual Total Return                  12/31/01 $285,757
for the period ended 12/31/01                Total Value of Investment
  1 year............+10.18%
  5 year............+13.09
 10 year............+13.47
 15 year............+12.54
 20 year............+13.78
 25 year............+12.96
-----------------------------

                                                          Value of Shares
                                     Value of Shares      Acquired Through
Cost of Initial                      Acquired Through     Reinvestments of
Investment on      Total Value of    Reinvestment of      Capital Gains
9/30/72 $10,000   Original Shares    Income Dividends     Distributions
---------------   ---------------    ----------------     ----------------
     73-74                    0                 43                7,630
     75-76                    0                458               11,280
     77-78                    0              1,217               14,155
     79-80                    0              2,147               14,597
     81-82                    0              3,703               17,299
     83-84                    0              6,347               24,755
     85-86                3,857             10,805               38,310
     87-88               10,945             11,062               30,774
     89-90               22,901             14,859               31,059
     91-92               27,527             21,871               32,464
     93-94               35,156             26,652               32,622
     95-96               60,327             41,919               42,938
5/31/96-12/31/96*        66,844             44,981               42,654
  12/31/1997             52,749             58,992               98,447
  12/31/1998             53,823             63,997              116,451
  12/31/1999             46,177             57,713              108,613
  12/31/2000             51,517             67,046              140,799
  12/31/2001             51,832             69,587              164,338

Past Performance is not predictive of future performance.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

*Prior to 12/31/96, SGF had a fiscal year-end of 5/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Growth Fund

                           December 31, 2001 September 30, 2001
---------------------------------------------------------------
Total Net Assets              $49,203,685       $44,805,979
---------------------------------------------------------------
Net Asset Value Per Share          $32.81            $31.43
---------------------------------------------------------------
Shares Outstanding              1,499,534         1,425,400
---------------------------------------------------------------
Number of Shareholders                990               986
---------------------------------------------------------------
Average Size Account              $49,701           $45,442
---------------------------------------------------------------

Portfolio Changes For the Quarter Ended December 31, 2001
--------------------------------------------------------------------------------

New Holdings                        Eliminated Holdings
-------------------------------------------------------
PacifiCare Health Systems, Inc.
 (0.7%*)                            Texaco Inc.
Vector Group Ltd. (0.7%*)

* Percentage of Total Net Assets.

Ten Largest Holdings December 31, 2001
--------------------------------------------------------------------------------

                                    Market Value Percent of TNA
---------------------------------------------------------------
IKON Office Solutions, Inc.         $ 5,143,600       10.5%
---------------------------------------------------------------
Commerce Bancorp, Inc. (NJ)           2,919,028        5.9
---------------------------------------------------------------
Penn Virginia Corp.                   2,728,000        5.5
---------------------------------------------------------------
Ultramar Diamond Shamrock Corp.       2,474,000        5.0
---------------------------------------------------------------
American International Group, Inc.    2,382,000        4.8
---------------------------------------------------------------
Baxter International, Inc.            2,145,200        4.4
---------------------------------------------------------------
The Pep Boys - Manny, Moe & Jack      2,058,000        4.2
---------------------------------------------------------------
C&D Technologies, Inc.                2,056,500        4.2
---------------------------------------------------------------
Tenet Healthcare Corp.                1,761,600        3.6
---------------------------------------------------------------
Conoco Inc.                           1,698,000        3.5
---------------------------------------------------------------
                                    $25,365,928       51.6%
---------------------------------------------------------------

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares had a fantastic year in 2001. On a total return basis, SMDS returned +22.98%, which compares favorably to the Morgan Stanley REIT Index return of +12.83% and the NAREIT Equity Index return of +13.93%.

Three themes developed in 2001 that contributed heavily to the performance of the stocks in the portfolio. First, The Federal Reserve lowered interest rates 11 times during the year which drove yield hungry investors toward the REIT sector and into the higher-yielding REITs in particular.

Second, the U.S. consumer continued to spend in the face of deteriorating economic conditions, which helped the performance of our Mall and Shopping Center stocks. Conventional wisdom would lead investors to move away from the mall companies at the first sign of a slow down in spending, fearing tenant bankruptcies and a decline in participatory rents. Retail landlords did witness their share of tenant bankruptcies in 2001, but in many cases, REIT managements saw the opportunity to upgrade their tenant lists with stronger anchor stores or more upscale specialty shops.

Finally, our weighting in Health Care REITs also boosted performance. Each of the four stocks in the portfolio returned in excess of 50% in 2001 as the sector recovered from a very disappointing 1999 and 2000. During those years, Health Care REIT stocks suffered amid concerns of cutbacks in Medicare reimbursements and the threat of over-supply in the assisted living sector. Early 2001 brought a better governmental stance on Medicare and Medicaid, and a tight lending environment in 2000 slowed the majority of new development projects, thereby easing concern of excess supply hitting the market.

The tragic events of September 11, 2001 caused great concern for the prospects of travel and lodging stocks. When the markets re-opened, all lodging stocks traded off sharply. We chose to maintain our positions in these companies knowing that, despite the concerns over the future of business and leisure travel, the bricks and mortar value of the properties would remain buoyant. Several lodging companies chose to suspend their fourth quarter dividends and many announced lowered guidance for dividend rates for 2002. Although these changes have increased the pressure on our ability to meet the portfolio's income requirements, we firmly believe in the long-term recovery of this industry. Perhaps travel and modes of transportation will be altered for a period of time, but lodging revenues will eventually recover. REIT management teams are far more competent and disciplined today than in past downturns, and we believe there is great value in this sector of the REIT market.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.


                                    [CHART]

-----------------------------
 Average Annual Total Return                 12/31/01 $85,646
for the period ended 12/31/01                Total Value of Investment
  1 year............+22.98%
  5 year............+ 7.61
 10 year............+ 7.18
 15 year............+ 7.60
 20 year............+10.74
-----------------------------

                                                          Value of Shares
                                     Value of Shares      Acquired Through
Cost of Initial                      Acquired Through     Reinvestments of
Investment on      Total Value of    Reinvestment of      Capital Gains
5/31/80 $10,000   Original Shares    Income Dividends     Distributions
---------------   ---------------    ----------------     ----------------
     81-82                9,354              1,641                    0
     83-84               10,667              4,379                    0
     85-86               14,604             10,328                    0
     87-88               13,181             13,041                1,043
     89-90               12,861             17,513                1,018
     91-92               14,609             26,570                1,156
     93-94               15,060             33,590                1,192
     95-96               14,383             39,890                1,138
1/31/96-12/31/96*        14,399             43,821                1,139
  12/31/1997             15,879             52,959                1,257
  12/31/1998             13,008             47,819                1,029
  12/31/1999             11,170             45,934                  884
  12/31/2000             12,299             56,372                  973
  12/31/2001             14,037             70,499                1,110

Past Performance is not predictive of future performance.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

*Prior to 12/31/96, SMDS had a fiscal year-end of 1/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                           December 31, 2001 September 30, 2001
---------------------------------------------------------------
Total Net Assets              $89,708,676       $84,240,770
---------------------------------------------------------------
Net Asset Value Per Share          $26.74            $25.44
---------------------------------------------------------------
Shares Outstanding              3,355,242         3,311,707
---------------------------------------------------------------
Number of Shareholders              3,070             3,077
---------------------------------------------------------------
Average Size Account              $29,221           $27,378
---------------------------------------------------------------

Portfolio Changes For the Quarter Ended December 31, 2001
--------------------------------------------------------------------------------

New Holdings                Eliminated Holdings
-----------------------------------------------------
Arden Realty, Inc. (0.9%*)  Prentiss Properties Trust

* Percentage of Total Net Assets.

Ten Largest Holdings December 31, 2001
--------------------------------------------------------------------------------

                                           Market Value Percent of TNA
----------------------------------------------------------------------
Mid-Atlantic Realty Trust                  $ 3,304,375        3.7%
----------------------------------------------------------------------
Innkeepers USA Trust                         2,891,000        3.2
----------------------------------------------------------------------
Pennsylvania Real Estate Investment Trust    2,784,000        3.1
----------------------------------------------------------------------
First Industrial Realty Trust, Inc.          2,767,900        3.1
----------------------------------------------------------------------
Liberty Property Trust                       2,749,185        3.1
----------------------------------------------------------------------
Glimcher Realty Trust                        2,730,350        3.0
----------------------------------------------------------------------
EastGroup Properties, Inc.                   2,676,120        3.0
----------------------------------------------------------------------
Taubman Centers, Inc.                        2,673,000        3.0
----------------------------------------------------------------------
Cornerstone Realty Income Trust, Inc.        2,667,250        3.0
----------------------------------------------------------------------
Summit Properties, Inc.                      2,652,120        2.9
----------------------------------------------------------------------
                                           $27,895,300       31.1%
----------------------------------------------------------------------

STRATTON SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
The Stratton Small-Cap Value Fund posted a strong return of 10.89% in 2001 as small-cap stocks continued to lead the overall equity market. For the five-year period ending December 31, 2001, the Fund's average annual total return was 11.63%. The Russell 2000 Index returned 2.49% in 2001 and a five-year annualized total return of 10.50%.

At year-end, the Energy sector held the highest weighting in the portfolio at 15.6% of Fund assets. Technology finished the year as the Fund's second largest sector at 11.7%, due to its significant out-performance in the fourth quarter of 2001.

Calendar year 2001 marked the third consecutive year that small-cap stocks have out-performed their large-cap brethren. Within the small-cap arena, the value segment out-performed growth for the second consecutive year. This recent rise of small-cap stocks in general, and small-cap value stocks in particular, is serving to correct disparities in valuation created by the large-cap-growth bull market of 1998 and 1999. These valuation disparities between both large and small-cap stocks and value and growth stocks still exist, however, creating the backdrop for continued strong performance for the small-cap value sector.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.


                                [CHART]

------------------------------
 Average Annual Total Return                   12/31/01  $26,546
for the period ended 12/31/01                  Total Value of Investment
1 year................ +10.89%
3 year................ +10.44
5 year................ +11.63
Since Inception
(4/12/93)............. +11.82
------------------------------

                                                              Value of Shares
                                        Value of Shares       Acquired Through
Cost of Initial                         Acquired Through      Reinvestment
Investment on       Total Value of      Reinvestment of       of Captial Gains
4/12/93 $10,000     Original Shares     Income Dividends      Distributions
---------------     ---------------     ----------------      ----------------

    4/93                 10,000                 0                     0
   3/31/94               10,376               158                     0
   3/31/95               10,352               402                     0
   3/31/96               12,780               789                     0
1/96 - 12/31/96          13,432             1,067                   813
  12/31/97               17,976             1,633                 2,190
  12/31/98               16,088             1,626                 1,995
  12/31/99               15,552             1,840                 1,928
  12/31/00               18,656             2,497                 2,787
 12/31/2001              20,240             2,709                 3,597

Past performance is not predictive of future performance.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions of fund shares.

*Prior to 12/31/96, SSCV had a fiscal year-end of 3/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

                           December 31, 2001 September 30, 2001
---------------------------------------------------------------
Total Net Assets              $44,329,631       $37,202,896
---------------------------------------------------------------
Net Asset Value Per Share          $25.30            $21.80
---------------------------------------------------------------
Shares Outstanding              1,751,988         1,706,433
---------------------------------------------------------------
Number of Shareholders                975               987
---------------------------------------------------------------
Average Size Account              $45,466           $37,693
---------------------------------------------------------------

Portfolio Changes For the Quarter Ended December 31, 2001
--------------------------------------------------------------------------------

New Holdings                     Eliminated Holdings
-------------------------------------------------------
Beazer Homes USA, Inc. (1.2%*)   C&D Technologies, Inc.
M/I Schottenstein Homes, Inc.
 (1.1%*)
PacifiCare Health Systems, Inc.
 (0.7%*)

* Percentage of Total Net Assets.

Ten Largest Holdings December 31, 2001
--------------------------------------------------------------------------------

                                             Market Value Percent of TNA
------------------------------------------------------------------------
IKON Office Solutions, Inc.                  $ 3,507,000        7.9%
------------------------------------------------------------------------
Penn Virginia Corp.                            1,909,600        4.3
------------------------------------------------------------------------
Hovnanian Enterprises, Inc. Class A            1,702,400        3.8
------------------------------------------------------------------------
Mitchell Energy & Development Corp. Class A    1,599,000        3.6
------------------------------------------------------------------------
Sunrise Assisted Living, Inc.                  1,455,500        3.3
------------------------------------------------------------------------
Eaton Vance Corp.                              1,422,000        3.2
------------------------------------------------------------------------
The Pep Boys - Manny, Moe & Jack               1,372,000        3.1
------------------------------------------------------------------------
Florida Rock Industries, Inc.                  1,371,750        3.1
------------------------------------------------------------------------
Anixter International Inc.                     1,305,450        3.0
------------------------------------------------------------------------
D.R. Horton, Inc.                              1,298,400        2.9
------------------------------------------------------------------------
                                             $16,943,100       38.2%
------------------------------------------------------------------------

STRATTON GROWTH FUND
-------------------------------------------------------------------------------
Discussion of Investment Process and Performance
Stratton Growth Fund seeks, as its primary objective, possible growth of capital with current income from interest and dividends as a secondary objective. Studies of historical data show that investing in value-oriented common stocks with lower price-to-earnings ratios and higher yields can produce above-average returns while lowering risk and preserving capital.

The chart below depicts a hypothetical $10,000 investment in SGF and two security indexes. The U.S. Securities and Exchange Commission requires that this chart include a "broad-based" index like the S&P 500 Index. However, the characteristics of the securities held in the SGF portfolio do not directly compare to the characteristics of the securities that make up the S&P 500 Index. The Fund is categorized as a "multi-cap value" Fund within industry standards. In order to provide a more direct comparison, we have also included the S&P/BARRA Value Index. The member firms of this index are more comparable to current and historical holdings of the SGF portfolio. The goal is to provide a clear picture of the Fund's performance relative to other relevant benchmarks so that investors can make accurate comparisons to other investment opportunities.

From an overall equity universe of more than 2,500 companies, Stratton Management Co. screens down to about 200 companies by selecting stocks with a market capitalization of over $500 million with attractive valuation characteristics and strong earnings prospects. The next step in the process involves fundamental analysis of important parameters such as dividends, free cash flow, relative industry competitive position, and management strengths. In this manner, SGF's buy candidate list is reduced to less than 40 stocks. These stocks are then available for addition to the Fund. The final selection of stocks for the portfolio of SGF is made by James W. Stratton, who has served as portfolio manager for over 29 years. In his absence, a back-up manager, John A. Affleck, CFA, serves.

The primary investment characteristics of the portfolio are as follows: approximately 30 to 40 companies will be held; volatility as measured by the Beta of the stocks should be below average; the average portfolio yield should exceed the yield of the S&P 500 Index.

           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
         STRATTON GROWTH FUND, THE S&P 500* AND THE S&P/BARRA VALUE**
                  TEN YEAR PERFORMANCE (12/31/91 - 12/31/01)


                                [CHART]

---------------------------------
   AVERAGE ANNUAL TOTAL RETURN
---------------------------------
1 year       5 year       10 year
---------------------------------
10.18%       13.09%       13.47%
---------------------------------

                         SGF             S&P 500             S&P/BARRA Value
                         ---             -------             ---------------

1991                   $10,000           $10,000                 $10,000
1992                   $10,671           $10,760                 $11,052
1993                   $11,355           $11,845                 $13,109
1994                   $12,171           $11,996                 $13,025
1995                   $16,756           $16,499                 $17,844
1996                   $19,131           $20,292                 $21,770
1997                   $26,030           $27,058                 $28,297
1998                   $29,013           $34,790                 $32,449
1999                   $26,317           $42,092                 $36,578
2000                   $32,120           $38,252                 $38,803
2001                   $35,389           $33,697                 $34,259

Past performance is not predictive of future performance.


Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Returns shown include the reinvestment of all dividends and other distributions. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

* The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.
** The S&P/BARRA Value Index is an unmanaged, capitalization-weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios.

STRATTON MONTHLY DIVIDEND REIT SHARES
-------------------------------------------------------------------------------
Discussion of Investment Process and Performance
Under normal conditions, Stratton Monthly Dividend REIT Shares invests at least 80% of its total assets in common stocks and other equity securities of Real Estate Investment Trusts ("REITs"). The remaining 20% of its assets may be invested, though it is not required, in real estate related companies or in any other U.S. companies. REITs own income producing commercial real estate properties such as apartment complexes, health care facilities, shopping centers, regional malls, office buildings, hotels, industrial buildings, and storage facilities.

The chart below depicts a hypothetical $10,000 investment in SMDS and two security indexes. The U.S. Securities and Exchange Commission requires that this chart include a "broad-based" index like the S&P 500 Index. However, the characteristics of the securities held in the SMDS portfolio do not directly compare to the characteristics of the securities that make up the S&P 500 Index since the Index only includes three REITs. Therefore, in order to provide a more direct comparison, the NAREIT Equity Index is also included. The goal is to provide a clear picture of the Fund's performance relative to other relevant benchmarks so that investors can make accurate comparisons to other investment opportunities. Investors should remember that a high rate of return from dividend and interest income is at the forefront of SMDS' investment objective, with growth of capital as a secondary goal.

From an overall equity universe of more than 2,500 companies, Stratton Management Co., screens down to about 100 companies by selecting stocks which possess a dividend yield of at least 6%. The second screen then reduces that universe to approximately 60 stocks by measuring additional yield characteristics such as dividend growth rates and dividend coverage of companies that also operate within the real estate industry. The portfolio contains approximately 30 to 40 companies that meet these tests. Fundamental security analysis is applied to those companies on a continuing basis. The final selection of stocks for the portfolio of SMDS is made by James W. Stratton, who has served as portfolio manager for 21 years and James A. Beers, President of SMDS.

The volatility of the portfolio as measured by the Beta of the stocks is considerably below average when compared to other stock mutual funds. By combining high dividend yields and lower than average price volatility, the Fund tries to produce good relative performance in up markets and above average performance in down markets.

           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
              STRATTON MONTHLY DIVIDEND REIT SHARES, THE S&P 500*
                         AND THE NAREIT EQUITY INDEX**
                  TEN YEAR PERFORMANCE (12/31/91-12/31/01)***


                                [CHART]

---------------------------------
   Average Annual Total Return
---------------------------------
1 year        5 year      10 year
---------------------------------
22.98%        7.61%        7.18%
---------------------------------

                        SMDS             S&P 500              NAREIT EQUITY
                        ----             -------              -------------

1991                   $10,000           $10,000                 $10,000
1992                   $11,041           $10,760                 $11,459
1993                   $11,769           $11,845                 $13,711
1994                   $10,342           $11,996                 $14,146
1995                   $12,767           $16,499                 $16,306
1996                   $13,863           $20,292                 $22,056
1997                   $16,370           $27,058                 $26,525
1998                   $14,446           $34,790                 $21,882
1999                   $13,543           $42,092                 $20,871
2000                   $16,265           $38,252                 $26,374
2001                   $20,002           $33,697                 $30,049

Past performance is not predictive of future performance.


Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Returns shown include the reinvestment of all dividends and other distributions. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

* The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.
** The NAREIT Equity Index is an unmanaged index of 150 real estate investment trusts.
*** Prior to December 1996, SMDS was heavily invested in electric utility stocks and utilized the Dow Jones Utility Average Index as the Fund's benchmark.

STRATTON SMALL-CAP VALUE FUND
-------------------------------------------------------------------------------
Discussion of Investment Process and Performance
Stratton Small-Cap Value Fund's investment objective is to achieve both dividend income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its assets in common stock and securities convertible into common stock of small-cap companies. Small capitalization companies are defined as companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000 Index. These common stocks, including dividend-paying common stocks, are of well-established U.S. companies that Stratton Management Co. believes are undervalued. Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios.

Stratton Management Co. employs a three-step process that focuses on a stock's fundamental valuation, earnings projections and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the process and takes into consideration both a company's valuation relative to its peers and its valuation relative to its private market value. Stratton Management Co. believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk. The portfolio contains approximately 45 companies that meet these criteria. The final decision to buy or sell stocks for the portfolio of SSCV is made by James W. Stratton, President and Gerald M. Van Horn, CFA, Vice President.

Securities in the portfolio that Stratton Management Co. may sell are those stocks with either poor earnings prospects relative to their peers or stocks that have excessive valuations relative to their peers. The volatility of the portfolio, as measured by the Standard Deviation and/or Beta of the stocks, is considerably below that of the average small-cap fund.

           COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
              STRATTON SMALL-CAP VALUE FUND AND THE RUSSELL 2000*
                PERFORMANCE SINCE INCEPTION (4/12/93-12/31/01)


                                [CHART]

---------------------------------
   AVERAGE ANNUAL TOTAL RETURN
---------------------------------
1 year   5 year   Since Inception
---------------------------------
10.89%   11.63%      11.82%
---------------------------------

                         SSCV          RUSSELL 2000
                         ----          ------------

4/93                   $10,000           $10,000
12/93                  $10,754           $11,663
12/94                  $10,464           $11,450
12/95                  $13,318           $14,707
12/96                  $15,311           $17,133
12/97                  $21,799           $20,965
12/98                  $19,709           $20,430
12/99                  $19,320           $24,774
12/00                  $23,940           $24,026
12/01                  $26,546           $24,623

Past performance is not predictive of future performance.


Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Returns shown include the reinvestment of all dividends and other distributions. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

* The Russell 2000 Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.

SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------
Stratton Growth Fund
                See accompanying notes to financial statements.

                                                                      Market
                                                          Number of    Value
                                                           Shares    (Note 1)
                                                          --------- -----------

COMMON STOCKS - 92.0%
Banking/Financial - 13.9%
AmSouth Bancorporation...................................   50,000  $   945,000
Comerica, Inc............................................   22,500    1,289,250
Commerce Bancorp, Inc. (NJ)..............................   74,200    2,919,028
PNC Financial Services Group.............................   30,000    1,686,000
                                                                    -----------
                                                                      6,839,278
                                                                    -----------
Business Services - 4.8%
Pitney Bowes, Inc. ......................................   40,000    1,504,400
Tidewater, Inc. .........................................   25,000      847,500
                                                                    -----------
                                                                      2,351,900
                                                                    -----------
Consumer Services - 1.5%
American Express Co......................................   21,000      749,490
                                                                    -----------
Consumer Staples - 6.4%
Anheuser-Busch Companies, Inc............................   25,000    1,130,250
Kimberly-Clark Corp......................................   28,000    1,674,400
Vector Group Ltd.........................................   10,000      328,500
                                                                    -----------
                                                                      3,133,150
                                                                    -----------
Distribution - 14.6%
IKON Office Solutions, Inc...............................  440,000    5,143,600
The Pep Boys - Manny, Moe & Jack.........................  120,000    2,058,000
                                                                    -----------
                                                                      7,201,600
                                                                    -----------
Energy - 17.1%
Conoco Inc...............................................   60,000    1,698,000
Marathon Oil Corp........................................   50,000    1,500,000
Penn Virginia Corp.......................................   80,000    2,728,000
Ultramar Diamond Shamrock Corp. .........................   50,000    2,474,000
                                                                    -----------
                                                                      8,400,000
                                                                    -----------
Health Care - 11.8%
American Home Products Corp. ............................   26,000    1,595,360
Baxter International, Inc. ..............................   40,000    2,145,200
PacifiCare Health Systems, Inc.+.........................   20,000      320,000
Tenet Healthcare Corp.+..................................   30,000    1,761,600
                                                                    -----------
                                                                      5,822,160
                                                                    -----------
Insurance/Services - 14.9%
The Allstate Corp. ......................................   30,000    1,011,000
American International Group, Inc........................   30,000    2,382,000
Aon Corp.................................................   33,750    1,198,800
Jefferson-Pilot Corp. ...................................   18,750      867,562
Lincoln National Corp. ..................................   20,000      971,400
MGIC Investment Corp. ...................................   15,000      925,800
                                                                    -----------
                                                                      7,356,562
                                                                    -----------

                                                                      Market
                                                          Number of    Value
                                                           Shares    (Note 1)
                                                          --------- -----------

Technology - 4.2%
C&D Technologies, Inc....................................  90,000   $ 2,056,500
                                                                    -----------
Utilities-Gas - 2.8%
El Paso Corp.............................................  30,750     1,371,758
                                                                    -----------
Total Common Stocks
 (cost $23,767,902)......................................            45,282,398
                                                                    -----------
Total Investments - 92.0%
 (cost $23,767,902*).....................................            45,282,398
Cash and Other Assets
 Less Liabilities - 8.0%.................................             3,921,287
                                                                    -----------
NET ASSETS - 100.00%.....................................           $49,203,685
                                                                    ===========

--------
+  Non-income producing security
* Aggregate cost for federal income tax purposes is $23,767,902 and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $21,685,819
Gross unrealized depreciation......................................    (171,323)
                                                                    -----------
 Net unrealized appreciation....................................... $21,514,496
                                                                    ===========

SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares
                See accompanying notes to financial statements.

                                                                      Market
                                                          Number of    Value
                                                           Shares    (Note 1)
                                                          --------- -----------

COMMON STOCKS - 88.8%
Apartments - 16.1%
Archstone - Smith Trust..................................   70,000  $ 1,841,000
Cornerstone Realty Income Trust, Inc.....................  235,000    2,667,250
Pennsylvania Real Estate Investment Trust................  120,000    2,784,000
Post Properties, Inc.....................................   65,500    2,325,905
Summit Properties, Inc. .................................  106,000    2,652,120
United Dominion Realty Trust, Inc. ......................  155,000    2,232,000
                                                                    -----------
                                                                     14,502,275
                                                                    -----------
Diversified - 9.8%
Colonial Properties Trust................................   80,000    2,492,000
Crescent Real Estate Equities Co. .......................   70,000    1,267,700
EastGroup Properties, Inc. ..............................  116,000    2,676,120
Keystone Property Trust..................................  180,000    2,356,200
                                                                    -----------
                                                                      8,792,020
                                                                    -----------
Health Care - 10.9%
Health Care Property Investors, Inc. ....................   70,400    2,549,184
Health Care REIT, Inc. ..................................  105,000    2,556,750
Healthcare Realty Trust, Inc.............................   85,000    2,380,000
Nationwide Health Properties, Inc. ......................  125,000    2,336,250
                                                                    -----------
                                                                      9,822,184
                                                                    -----------
Lodging - 18.0%
FelCor Lodging Trust, Inc................................   85,000    1,420,350
Hospitality Properties Trust.............................   85,000    2,507,500
Host Marriott Corp.......................................  180,000    1,620,000
Innkeepers USA Trust.....................................  295,000    2,891,000
Jameson Inns, Inc........................................  160,000      632,000
La Quinta Properties, Inc.+..............................  300,000    1,722,000
MeriStar Hospitality Corp................................   82,000    1,164,400
RFS Hotel Investors, Inc. ...............................  185,000    2,105,300
Winston Hotels, Inc. ....................................  265,000    2,051,100
                                                                    -----------
                                                                     16,113,650
                                                                    -----------
Office/Industrial - 14.3%
Arden Realty, Inc. ......................................   29,000      768,500
Brandywine Realty Trust..................................   97,500    2,054,325
First Industrial Realty Trust, Inc.......................   89,000    2,767,900
Highwoods Properties, Inc................................   80,000    2,076,000
HRPT Properties Trust....................................  275,000    2,381,500
Liberty Property Trust...................................   92,100    2,749,185
                                                                    -----------
                                                                     12,797,410
                                                                    -----------

                                                                      Market
                                                         Number of     Value
                                                           Shares    (Note 1)
                                                         ---------- -----------

Regional Malls - 11.2%
Glimcher Realty Trust...................................    145,000 $ 2,730,350
The Macerich Co. .......................................     80,000   2,128,000
Simon Property Group, Inc. .............................     85,000   2,493,050
Taubman Centers, Inc....................................    180,000   2,673,000
                                                                    -----------
                                                                     10,024,400
                                                                    -----------
Shopping Centers - 8.5%
Developers Diversified Realty Corp. ....................    130,000   2,483,000
IRT Property Co. .......................................    171,000   1,812,600
Mid-Atlantic Realty Trust...............................    212,500   3,304,375
                                                                    -----------
                                                                      7,599,975
                                                                    -----------
Total Common Stocks
 (cost $82,471,874).....................................             79,651,914
                                                                    -----------
                                                         Principal
                                                           Amount
                                                         ----------
SHORT-TERM NOTES - 4.9%
General Electric Capital Corp. 1.80%, due 01/03/02...... $4,400,000   4,399,560
                                                                    -----------
Total Short-Term Notes
 (cost $4,399,560)......................................              4,399,560
                                                                    -----------
Total Investments - 93.7%
 (cost $86,871,434*)....................................             84,051,474
Cash and Other Assets
 Less Liabilities - 6.3%................................              5,657,202
                                                                    -----------
NET ASSETS - 100.00%....................................            $89,708,676
                                                                    ===========

--------
+  Non-income producing security
* Aggregate cost for federal income tax purposes is $86,871,434 and net unrealized depreciation is as follows:

Gross unrealized appreciation..................................... $ 5,048,649
Gross unrealized depreciation.....................................  (7,868,609)
                                                                   -----------
 Net unrealized depreciation...................................... $(2,819,960)
                                                                   ===========

SCHEDULE OF INVESTMENTS December 31, 2001
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund
                See accompanying notes to financial statements.

                                                                      Market
                                                          Number of    Value
                                                           Shares    (Note 1)
                                                          --------- -----------

COMMON STOCKS - 93.2%
Aerospace - 4.0%
Moog, Inc. Class A+......................................   37,500  $   817,500
Triumph Group, Inc.+.....................................   30,000      975,000
                                                                    -----------
                                                                      1,792,500
                                                                    -----------
Business Services - 3.6%
ALLETE, Inc. ............................................   30,000      756,000
Tidewater, Inc. .........................................   25,000      847,500
                                                                    -----------
                                                                      1,603,500
                                                                    -----------
Consumer Durables - 3.5%
Harman International Industries, Inc.....................   15,000      676,500
Polaris Industries, Inc. ................................   15,000      866,250
                                                                    -----------
                                                                      1,542,750
                                                                    -----------
Consumer Staples - 2.3%
Dean Foods Co.+..........................................   15,000    1,023,000
                                                                    -----------
Distribution - 11.0%
IKON Office Solutions, Inc...............................  300,000    3,507,000
The Pep Boys - Manny, Moe & Jack.........................   80,000    1,372,000
                                                                    -----------
                                                                      4,879,000
                                                                    -----------
Energy - 15.6%
Cabot Oil & Gas Corp. Class A............................   50,000    1,202,500
The Houston Exploration Co.+.............................   36,000    1,208,880
Mitchell Energy & Development Corp. Class A..............   30,000    1,599,000
Penn Virginia Corp.......................................   56,000    1,909,600
Pogo Producing Co........................................   38,000      998,260
                                                                    -----------
                                                                      6,918,240
                                                                    -----------
Financial Services - 10.7%
Commerce Bancorp, Inc. (NJ)..............................   27,408    1,078,231
Donegal Group Inc. Class A...............................   55,466      577,401
Donegal Group Inc. Class B...............................   29,633      314,110
Eaton Vance Corp. .......................................   40,000    1,422,000
First Essex Bancorp, Inc.................................   25,000      704,500
Webster Financial Corp...................................   20,000      630,600
                                                                    -----------
                                                                      4,726,842
                                                                    -----------
Health Care - 10.9%
Henry Schein, Inc.+......................................   27,000      999,810
NDCHealth Corp...........................................   35,000    1,209,250
PacifiCare Health Systems, Inc.+.........................   20,000      320,000
Respironics, Inc.+.......................................   25,000      866,000
Sunrise Assisted Living, Inc.+...........................   50,000    1,455,500
                                                                    -----------
                                                                      4,850,560
                                                                    -----------

                                                                      Market
                                                         Number of     Value
                                                           Shares    (Note 1)
                                                         ---------- -----------

Home Building - 11.1%
Beazer Homes USA, Inc.+.................................      7,000 $   512,190
D.R. Horton, Inc. ......................................     40,000   1,298,400
Hovnanian Enterprises, Inc. Class A+....................     80,000   1,702,400
M.D.C. Holdings, Inc....................................     23,760     897,890
M/I Schottenstein Homes, Inc............................     10,000     497,700
                                                                    -----------
                                                                      4,908,580
                                                                    -----------
Materials & Processing - 6.3%
Florida Rock Industries, Inc............................     37,500   1,371,750
Quixote Corp............................................     60,000   1,140,000
USEC Inc. ..............................................     40,000     286,400
                                                                    -----------
                                                                      2,798,150
                                                                    -----------
Technology - 11.7%
Anixter International Inc.+.............................     45,000   1,305,450
Bel Fuse, Inc. Class B..................................     40,000   1,002,000
Belden, Inc.............................................     27,000     635,850
InFocus Corp.+..........................................     32,000     704,640
Park Electrochemical Corp...............................     28,500     752,400
Technitrol, Inc.........................................     28,000     773,360
                                                                    -----------
                                                                      5,173,700
                                                                    -----------
Transportation - 0.8%
Maritrans Inc...........................................     30,000     359,100
                                                                    -----------
Utilities - 1.7%
Energen Corp............................................     30,000     739,500
                                                                    -----------
Total Common Stocks
 (cost $25,722,974).....................................             41,315,422
                                                                    -----------
                                                         Principal
                                                           Amount
                                                         ----------
SHORT-TERM NOTES - 5.0%
General Electric Capital Corp. 1.80%, due 01/03/02...... $2,200,000   2,199,780
                                                                    -----------
Total Short-Term Notes
 (cost $2,199,780)......................................              2,199,780
                                                                    -----------
Total Investments - 98.2%
 (cost $27,922,754*)....................................             43,515,202
Cash and Other Assets
 Less Liabilities - 1.8%................................                814,429
                                                                    -----------
NET ASSETS - 100.00%....................................            $44,329,631
                                                                    ===========

--------
+  Non-income producing security
* Aggregate cost for federal income tax purposes is $27,922,754 and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $15,891,751
Gross unrealized depreciation......................................    (299,303)
                                                                    -----------
 Net unrealized appreciation....................................... $15,592,448
                                                                    ===========

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2001

                                             SGF         SMDS         SSCV
                                         ----------- ------------  -----------
ASSETS:
  Investments in securities at value
   (cost $23,767,902, $86,871,434, and
   $27,922,754, respectively) (Note 1).. $45,282,398 $ 84,051,474  $43,515,202
  Cash..................................   3,857,107    4,870,967      834,247
  Dividends and interest receivable.....      68,843      511,009       29,610
  Receivable for shares sold............      39,117      674,179       21,543
  Receivable for securities sold........         --       768,763          --
                                         ----------- ------------  -----------
    Total Assets........................  49,247,465   90,876,392   44,400,602
                                         ----------- ------------  -----------
LIABILITIES:
  Accrued expenses and other
   liabilities..........................      43,780       79,823       62,289
  Payable for shares redeemed...........         --       154,509        8,682
  Payable for investment securities
   purchased............................         --       933,384          --
                                         ----------- ------------  -----------
    Total Liabilities...................      43,780    1,167,716       70,971
                                         ----------- ------------  -----------
NET ASSETS:
  Applicable to 1,499,534, 3,355,242,
   and 1,751,988 shares outstanding,
   respectively/1/ ..................... $49,203,685 $ 89,708,676  $44,329,631
                                         =========== ============  ===========
  Net asset value, offering and
   redemption price per share........... $     32.81 $      26.74  $     25.30
                                         =========== ============  ===========
SOURCE OF NET ASSETS:
  Paid-in capital....................... $27,338,662 $101,167,418  $28,935,395
  Accumulated net realized gain (loss)
   on investments.......................     350,527   (8,638,782)    (198,212)
  Net unrealized appreciation
   (depreciation) of investments........  21,514,496   (2,819,960)  15,592,448
                                         ----------- ------------  -----------
    Net Assets.......................... $49,203,685 $ 89,708,676  $44,329,631
                                         =========== ============  ===========

--------
/1/SGF: $.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCV: $.001 par value, 200,000,000 shares authorized.

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
Year Ended December 31, 2001

                                                SGF        SMDS        SSCV
                                             ---------- ----------- ----------
INCOME:
  Dividends................................. $  876,617 $ 5,180,630 $  406,365
  Interest..................................     69,997     196,963    121,675
                                             ---------- ----------- ----------
    Total Income............................    946,614   5,377,593    528,040
                                             ---------- ----------- ----------
EXPENSES:
  Accounting/Pricing services fees..........     33,750      47,104     33,750
  Administration services fees..............     33,750      47,103     33,750
  Advisory fees (Note 2)....................    344,392     512,391    489,868
  Audit fees................................     21,331      26,000     17,100
  Custodian fees............................     10,000      20,851     10,537
  Directors' fees...........................     13,581      23,504     11,665
  Legal fees................................      5,990      11,051      5,080
  Miscellaneous fees........................      5,408       9,161      4,626
  Printing and postage fees.................     16,429      29,199     13,850
  Registration fees.........................     23,238      27,562     24,413
  Shareholder services fees.................     58,722     146,883     56,688
  Taxes other than income taxes.............      3,752       6,420      2,936
                                             ---------- ----------- ----------
    Total Expenses..........................    570,343     907,229    704,263
                                             ---------- ----------- ----------
      Net Investment Income (Loss)..........    376,271   4,470,364   (176,223)
                                             ---------- ----------- ----------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
  Net realized gain on investments..........  2,573,449   5,848,158    459,521
  Net increase in unrealized appreciation on
   investments..............................  1,364,270   3,025,768  4,032,962
                                             ---------- ----------- ----------
  Net gain on investments...................  3,937,719   8,873,926  4,492,483
                                             ---------- ----------- ----------
    Net increase in net assets resulting
     from operations........................ $4,313,990 $13,344,290 $4,316,260
                                             ========== =========== ==========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                       SGF                      SMDS
                             ------------------------  ------------------------
                             Year Ended   Year Ended   Year Ended   Year Ended
                              12/31/01     12/31/00     12/31/01     12/31/00
                             -----------  -----------  -----------  -----------
OPERATIONS:
 Net investment income.....  $   376,271  $   471,736  $ 4,470,364  $ 3,873,059
 Net realized gain on in-
  vestments................    2,573,449    2,767,268    5,848,158    1,197,736
 Net increase in unrealized
  appreciation of invest-
  ments....................    1,364,270    4,386,749    3,025,768    6,112,958
                             -----------  -----------  -----------  -----------
 Net increase in net assets
  resulting from opera-
  tions....................    4,313,990    7,625,753   13,344,290   11,183,753
                             -----------  -----------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLD-
 ERS:
 From net investment income
  ($0.26 and $0.33 per
  share, respectively, for
  SGF, $1.39 and $1.45 per
  share, respectively, for
  SMDS)....................     (378,176)    (480,163)  (4,470,364)  (3,873,059)
 From realized gains on in-
  vestments ($2.75 and
  $2.44 per share, respec-
  tively, for SGF).........   (3,979,283)  (3,647,451)         --           --
 Distributions in excess of
  net investment income
  ($0.53 and $0.20 per
  share, respectively, for
  SMDS)....................          --           --    (1,696,203)    (527,322)
 Return of capital ($0.00
  and $0.00 per share, re-
  spectively, for SGF,
  $0.00 and $0.27 per
  share, respectively, for
  SMDS)....................          --        (4,377)         --      (731,486)
CAPITAL SHARE TRANSAC-
 TIONS: /2/                    1,996,085     (107,754)  22,301,766   (5,235,777)
                             -----------  -----------  -----------  -----------
 Total increase in net as-
  sets.....................    1,952,616    3,386,008   29,479,489      816,109
NET ASSETS:
 Beginning of period.......   47,251,069   43,865,061   60,229,187   59,413,078
                             -----------  -----------  -----------  -----------
 End of period.............  $49,203,685  $47,251,069  $89,708,676  $60,229,187
                             ===========  ===========  ===========  ===========

                                                               SSCV
                                                      ------------------------
                                                      Year Ended   Year Ended
                                                       12/31/01     12/31/00
                                                      -----------  -----------
OPERATIONS:
 Net investment income (loss)........................ $  (176,223) $   398,672
 Net realized gain on investments....................     459,521    1,099,771
 Net increase in unrealized appreciation of invest-
  ments..............................................   4,032,962    6,204,283
                                                      -----------  -----------
 Net increase in net assets resulting from opera-
  tions..............................................   4,316,260    7,702,726
                                                      -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income ($0.00 and $0.25 per
  share, respectively, for SSCV).....................         --      (414,775)
 From realized gains on investments ($0.52 and $0.44
  per share, respectively, for SSCV).................    (902,507)    (730,607)
 Return of capital ($0.00 and $0.02 per share, re-
  spectively, for SSCV)..............................         --       (33,572)
CAPITAL SHARE TRANSACTIONS: /2/                         1,315,741   (2,977,653)
                                                      -----------  -----------
 Total increase in net assets........................   4,729,494    3,546,119
NET ASSETS:
 Beginning of period.................................  39,600,137   36,054,018
                                                      -----------  -----------
 End of period....................................... $44,329,631  $39,600,137
                                                      ===========  ===========


                See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

/2/A summary of capital share transactions follows:

                                                  SGF
                            --------------------------------------------------
                              Year Ended 12/31/01       Year Ended 12/31/00
                            ------------------------  ------------------------
                              Shares       Value        Shares       Value
                            ----------  ------------  ----------  ------------
Shares issued..............    277,643  $  9,575,290     700,041  $ 22,142,237
Shares reinvested from net
 investment income and
 capital gains
 distributions.............    120,513     3,902,384     123,215     3,699,198
                            ----------  ------------  ----------  ------------
                               398,156    13,477,674     823,256    25,841,435
Shares redeemed............   (347,685)  (11,481,589)   (874,785)  (25,949,189)
                            ----------  ------------  ----------  ------------
  Net increase (decrease)..     50,471  $  1,996,085     (51,529) $   (107,754)
                            ==========  ============  ==========  ============
                                                 SMDS
                            --------------------------------------------------
                              Year Ended 12/31/01       Year Ended 12/31/00
                            ------------------------  ------------------------
                              Shares       Value        Shares       Value
                            ----------  ------------  ----------  ------------
Shares issued..............  3,943,487  $104,644,489     923,771  $ 20,827,485
Shares reinvested from net
 investment income.........    161,143     4,170,441     144,183     3,172,797
                            ----------  ------------  ----------  ------------
                             4,104,630   108,814,930   1,067,954    24,000,282
Shares redeemed............ (3,320,210)  (86,513,164) (1,289,561)  (29,236,059)
                            ----------  ------------  ----------  ------------
  Net increase (decrease)..    784,420  $ 22,301,766    (221,607) $ (5,235,777)
                            ==========  ============  ==========  ============
                                                 SSCV
                            --------------------------------------------------
                              Year Ended 12/31/01       Year Ended 12/31/00
                            ------------------------  ------------------------
                              Shares       Value        Shares       Value
                            ----------  ------------  ----------  ------------
Shares issued..............    215,380  $  5,168,163     156,258  $  3,328,641
Shares reinvested from net
 investment income and
 capital gains
 distributions.............     31,967       756,350      44,274       954,105
                            ----------  ------------  ----------  ------------
                               247,347     5,924,513     200,532     4,282,746
Shares redeemed............   (193,207)   (4,608,772)   (357,735)   (7,260,399)
                            ----------  ------------  ----------  ------------
  Net increase (decrease)..     54,140  $  1,315,741    (157,203) $ (2,977,653)
                            ==========  ============  ==========  ============

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 2001
Note 1. - Significant Accounting Policies

Stratton Mutual Funds (the "Funds") consist of Stratton Growth Fund, Inc. ("SGF"), Stratton Monthly Dividend REIT Shares, Inc. ("SMDS") and The Stratton Funds, Inc. (the "Company") which operates as a series, consisting of Stratton Small-Cap Value Fund ("SSCV"). The Funds are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 80% of the Fund's total assets will be in common stocks and other equity securities of real estate investment trusts.

The objective of SSCV is to achieve both dividend income and capital appreciation through investment in the securities of small-cap companies. Certain risks associated with investing in small-cap stocks include greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A. Security Valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

   B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

   C. Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required. SMDS has a capital loss carryover available to offset future capital gains, if any, of approximately $8,639,000 of which

-------------------------------------------------------------------------------
December 31, 2001
   $1,697,000 expires in 2002, $4,332,000 expires in 2003, $775,000 expires in 2005 and $1,835,000 expires in 2007.

   D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

   E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

SMDS has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

See Note 4. for tax character of distributions paid.

Note 2. - During the year ended December 31, 2001, the Funds paid advisory fees to Stratton Management Company, (the "Advisor") as follows: SGF -
 $344,392; SMDS - $512,391; SSCV - $489,868. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds' officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, SGF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month. Effective August 31, 2001, the Advisor terminated its annual voluntary waiver of $15,000 of the compensation due it under the agreement with SGF and SMDS which offset a portion of the cost of certain administrative responsibilities delegated to PFPC Inc.

SSCV pays a monthly fee at an annual rate of 0.75% of the average daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund's gross performance is compared with the performance of the Russell 2000 Index ("Russell 2000") over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return performance on the Russell 2000 includes dividends and is reported monthly on a market capitalization-weighted basis. When the Fund performs better than the Russell 2000, it pays the Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee.

-------------------------------------------------------------------------------
December 31, 2001
The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or under performed the Russell 2000 by 5.00%. The performance fee adjustment for the year ended December 31, 2001 caused the advisory fee to increase by $186,321.

Certain officers and Directors of the Funds are also officers and directors of the Advisor. None of the Funds' officers receive compensation from the Funds.

PFPC Trust Company replaced The Bank of New York as the Funds' custodian on May 1, 2001. Effective January 2, 2001, PFPC Distributors, Inc. serves as the Funds' principal underwriter and receives no fees for services in assisting in sales of the Funds' shares but does receive an annual fee of $5,000 for each Fund for its services in connection with the registration of the Funds' shares under state securities laws.

Note 3. - Purchases and sales of investment securities, excluding short-term notes, for the year ended December 31, 2001 were as follows:

                                                 SGF        SMDS        SSCV
                                             ----------- ----------- -----------
Cost of purchases........................... $ 6,434,690 $71,606,858 $15,014,222
Proceeds of sales...........................  10,528,977  55,097,951  14,204,709

Note 4. - Distributions to Shareholders

The tax character of distributions paid during 2001 and 2000 was as follows:

                                   SGF                  SMDS                 SSCV
                          --------------------- --------------------- -------------------
                             2001       2000       2001       2000      2001      2000
                          ---------- ---------- ---------- ---------- -------- ----------
Distributions paid from:
  Ordinary income.......  $  378,176 $  480,163 $6,166,567 $4,400,381      --  $  414,775
  Long-term capital
   gain.................   3,979,283  3,647,451        --         --   902,507    730,607
                          ---------- ---------- ---------- ---------- -------- ----------
                           4,357,459  4,127,614  6,166,567  4,400,381  902,507  1,145,382
  Return of capital.....         --       4,377        --     731,486      --      33,572
                          ---------- ---------- ---------- ---------- -------- ----------
                          $4,357,459 $4,131,991 $6,166,567 $5,131,867 $902,507 $1,178,954
                          ========== ========== ========== ========== ======== ==========

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Growth Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                          Years Ended December 31,
                                   --------------------------------------------
                                    2001     2000     1999      1998     1997
                                   -------  -------  -------   -------  -------
Net Asset Value, Beginning of Pe-
 riod............................  $ 32.61  $ 29.23  $ 34.07   $ 33.39  $ 27.00
                                   -------  -------  -------   -------  -------
  Income From Investment
   Operations
  Net investment income..........    0.260    0.321    0.416     0.570    0.550
  Net gains (losses) on
   securities (both realized and
   unrealized)...................    2.950    5.829   (3.516)    3.130    8.900
                                   -------  -------  -------   -------  -------
    Total from investment
     operations..................    3.210    6.150   (3.100)    3.700    9.450
                                   -------  -------  -------   -------  -------
  Less Distributions
  Dividends (from net investment
   income).......................   (0.260)  (0.330)  (0.410)   (0.590)  (0.540)
  Distributions (from capital
   gains)........................   (2.750)  (2.440)  (1.330)   (2.430)  (2.520)
                                   -------  -------  -------   -------  -------
    Total distributions..........   (3.010)  (2.770)  (1.740)   (3.020)  (3.060)
                                   -------  -------  -------   -------  -------
Net Asset Value, End of Period...  $ 32.81  $ 32.61  $ 29.23   $ 34.07  $ 33.39
                                   =======  =======  =======   =======  =======
Total Return.....................    10.18%   22.05%   (9.29%)   11.46%   36.06%
Ratios/Supplemental Data
  Net assets, end of period (in
   000's)........................  $49,204  $47,251  $43,865   $63,323  $60,177
  Ratio of expenses to average
   net assets....................     1.21%    1.24%    1.13%     1.07%    1.11%
  Ratio of net investment income
   to average net assets.........     0.80%    1.13%    1.21%     1.60%    1.87%
  Portfolio turnover rate........    14.27%   49.10%   39.81%    38.02%   34.40%


                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                        Years Ended December 31,
                                ----------------------------------------------
                                 2001     2000     1999      1998       1997
                                -------  -------  -------   -------   --------
Net Asset Value, Beginning of
 Period........................ $ 23.43  $ 21.28  $ 24.78   $ 30.25   $  27.43
                                -------  -------  -------   -------   --------
  Income From Investment
   Operations
  Net investment income........   1.390    1.450    1.550     1.650      1.540
  Net gains (losses) on
   securities (both realized
   and unrealized).............   3.840    2.620   (3.010)   (5.070)     3.200
                                -------  -------  -------   -------   --------
    Total from investment
     operations................   5.230    4.070   (1.460)   (3.420)     4.740
                                -------  -------  -------   -------   --------
  Less Distributions
  Dividends (from net
   investment income)..........  (1.390)  (1.450)  (1.550)   (1.650)    (1.540)
  Distributions (in excess of
   net investment income)......  (0.530)  (0.200)     --     (0.400)       --
  Return of capital............     --    (0.270)  (0.490)      --      (0.380)
                                -------  -------  -------   -------   --------
    Total distributions........  (1.920)  (1.920)  (2.040)   (2.050)    (1.920)
                                -------  -------  -------   -------   --------
Net Asset Value, End of Peri-
 od............................ $ 26.74  $ 23.43  $ 21.28   $ 24.78   $  30.25
                                =======  =======  =======   =======   ========
Total Return...................   22.98%   20.10%   (6.25%)  (11.75%)    18.09%
Ratios/Supplemental Data
  Net assets, end of period (in
   000's)...................... $89,709  $60,229  $59,413   $79,936   $101,956
  Ratio of expenses to average
   net assets..................    1.09%    1.20%    1.09%     1.02%      1.02%
  Ratio of net investment
   income to average net
   assets......................    7.80%    8.77%    6.61%     5.95%      5.48%
  Portfolio turnover rate......   71.16%   25.54%   13.94%    18.89%     42.47%


                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Small-Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                       Years Ended December 31,
                                ----------------------------------------------
                                 2001      2000     1999      1998     1997/1/
                                -------   -------  -------   -------   -------
Net Asset Value, Beginning of
 Period........................ $ 23.32   $ 19.44  $ 20.11   $ 22.47   $ 16.79
                                -------   -------  -------   -------   -------
  Income from Investment
   Operations
  Net investment income........     --      0.242    0.278     0.170     0.210
  Net gains (losses) on
   securities (both realized
   and unrealized).............   2.500     4.348   (0.678)   (2.310)    6.800
                                -------   -------  -------   -------   -------
    Total from investment
     operations................   2.500     4.590   (0.400)   (2.140)    7.010
                                -------   -------  -------   -------   -------
  Less Distributions
  Dividends (from net
   investment income)..........     --     (0.250)  (0.270)   (0.180)   (0.200)
  Distributions (from capital
   gains)......................  (0.520)   (0.440)     --     (0.040)   (1.130)
  Return of capital............     --     (0.020)     --        --        --
                                -------   -------  -------   -------   -------
    Total distributions........  (0.520)   (0.710)  (0.270)   (0.220)   (1.330)
                                -------   -------  -------   -------   -------
Net Asset Value, End of Peri-
 od............................ $ 25.30   $ 23.32  $ 19.44   $ 20.11   $ 22.47
                                =======   =======  =======   =======   =======
Total Return...................   10.89%    23.91%   (1.98%)   (9.58%)   42.37%
Ratios/Supplemental Data
  Net assets, end of period (in
   000's)...................... $44,330   $39,600  $36,054   $42,789   $39,377
  Ratio of expenses to average
   net assets..................    1.74%     0.98%    1.08%     1.56%     1.62%
  Ratio of net investment
   income to average net
   assets......................   (0.44%)    1.15%    1.29%     0.80%     1.09%
  Portfolio turnover rate......   38.16%    53.21%   43.44%    35.74%    26.27%

--------
/1/Adjusted for a 2-for-1 stock split declared by the Fund to shareholders of record on December 17, 1997

                See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
-------------------------------------------------------------------------------

To the Shareholders and Boards of Directors of the Stratton Mutual Funds:

We have audited the accompanying statements of assets and liabilities of Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., and Stratton Small-Cap Value Fund, a series of shares of The Stratton Funds, Inc., including the schedules of investments, as of December 31, 2001, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express our opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., and Stratton Small-Cap Value Fund, as of December 31, 2001, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                                          TAIT, WELLER & BAKER

Philadelphia, PA
January 11, 2002

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
(unaudited)

Information pertaining to the Directors and officers* of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds' Directors and is available without charge, upon request, by calling (800) 472-4266.

                                                                 Number of
                                                                Portfolios
                                                                  in Fund
                          Term of Office       Principal          Complex
Name, Address, (Age) and  and Length of      Occupation(s)       Overseen     Other Directorships
Position(s) with Funds    Time Served/1/  During Past 5 Years   by Director     Held by Director
------------------------  --------------  -------------------   -----------   -------------------

                                      DISINTERESTED DIRECTORS

John J. Lombard, Jr.         SGF 1984    Mr. Lombard is            Three               None
(67)                        SMDS 1988    special counsel to
Director                     SFI 1993    the law firm of
 Mellon Bank Center                      McCarter & English,
 1735 Market Street                      LLP.
 Suite 700
 Philadelphia, PA 19103

Douglas J. MacMaster,       Since 1997   Mr. MacMaster is a        Three    Director of Marteck
Jr. (71)                                 private investor.                  Biosciences Corp. and
Director                                                                    Neose Pharmaceuticals
 5 Morris Road                                                              Inc.
 Ambler, PA 19002

Henry A. Rentschler (73)     SGF 1986    Mr. Rentschler is a       Three              None
Director                    SMDS 1989    private investor.
 P.O. Box 962                SFI 1993
 Paoli, PA 19301

Merritt N. Rhoad, Jr.        SGF 1972    Mr. Rhoad is a            Three              None
(72)                        SMDS 1989    private investor.
Director                     SFI 1993
 640 Bridle Road
 Glenside, PA 19038

Richard W. Stevens (68)      SGF 1972    Mr. Stevens is an         Three              None
Director                    SMDS 1989    attorney in private
 115 West Avenue             SFI 1993    practice.
 Suite 108
 Jenkintown, PA 19046

                                       INTERESTED DIRECTORS

James W. Stratton            SGF 1972    Mr. Stratton is           Three    Director of Amerigas
(65)/2/                     SMDS 1982    Chairman of the Board              Propane Ltd. (energy),
Chairman and Director        SFI 1993    and Chief Executive                BE&K Corp. (engineering
 610 W. Germantown Pike                  Officer of the                     and construction), EFI
 Suite 300                               investment advisor,                Corp. (financial
 Plymouth Meeting, PA                    Stratton Management                services), Teleflex,
19462                                    Company, as well as                Inc. (diversified
                                         President of The                   conglomerate) and UGI
                                         Stratton Funds, Inc.               Corp., Inc.(utility-
                                                                            natural gas).

Lynne M. Cannon (46)/2/     Since 1995   Ms. Cannon is a Vice      Three              None
Director                                 President and
 211 South Gulph Road                    Director of Transfer
 King of Prussia, PA                     Agency Services of
19406                                    PFPC Inc. She was
                                         formerly Vice
                                         President of Client
                                         Services of First
                                         Data Investor
                                         Services Group, Inc.
                                         She was formerly a
                                         Director of FPS
                                         Broker Services, Inc.
                                         and Senior Vice
                                         President of FPS
                                         Services, Inc.

-------------------------------------------------------------------------------
(unaudited)

                                                                   Number of
                                                                  Portfolios
                                                                    in Fund
                          Term of Office                            Complex
Name, Address, (Age) and  and Length of  Principal Occupation(s)   Overseen    Other Directorships
Position(s) with Funds    Time Served/1/   During Past 5 Years    by Director    Held by Director
------------------------  -------------- -----------------------  -----------  -------------------

                                  OFFICERS WHO ARE NOT DIRECTORS

John A. Affleck, CFA         SGF 2000    Mr. Affleck is President     N/A              N/A
(55)                        SMDS 2000    and Director of the
President of Stratton        SFI 1993    investment advisor,
Growth Fund, Inc. and                    Stratton Management
Vice President of                        Company.
Stratton Monthly
Dividend REIT Shares,
Inc. and The Stratton
Funds, Inc.
 610 W. Germantown Pike
 Suite 300
 Plymouth Meeting, PA
19462

James A. Beers/2/ (38)       SGF 1997    Mr. Beers is a Vice          N/A              N/A
President of Stratton       SMDS 2001    President of the
Monthly Dividend REIT        SFI 1997    investment advisor,
Shares, Inc. and Vice                    Stratton Management
President of Stratton                    Company.
Growth Fund, Inc. and
The Stratton Funds, Inc.
 610 W. Germantown Pike
 Suite 300
 Plymouth Meeting, PA
19462

Gerald M. Van Horn, CFA     Since 2000   Mr. Van Horn is an           N/A              N/A
(28)                                     Equity Research Analyst
Vice President of The                    of the investment
Stratton Funds, Inc.                     advisor, Stratton
 610 W. Germantown Pike                  Management Company.
 Suite 300                               Formerly, Economic
 Plymouth Meeting, PA                    Research Analyst at
19462                                    Rightime Econometrics.

Joanne E. Kuzma (47)        Since 1995   Ms. Kuzma is the             N/A              N/A
Vice President of                        Director of Trading of
Compliance for the Funds                 the investment advisor,
 610 W. Germantown Pike                  Stratton Management
 Suite 300                               Company.
 Plymouth Meeting, PA
19462

Patricia L. Sloan (48)         SGF       Ms. Sloan is an employee     N/A              N/A
Secretary and Treasurer     Sec. 1980    of the investment
of the Funds               Treas. 1990   advisor, Stratton
 610 W. Germantown Pike        SMDS      Management Company.
 Suite 300                  Sec. 1990
 Plymouth Meeting, PA      Treas. 1984
19462                        SFI 1993

--------
* The term "officer" means president, vice president, secretary, treasurer, controller or any other officer who performs policymaking functions.
/1/Each Director shall serve until the next annual meeting and until his/her successor shall have been elected and qualified, except in the event of his/her death, resignation or removal. Each officer is elected annually by the Directors and serves until the next annual meeting and until his/her successor is duly chosen and qualified, or until his/her death, resignation or removal.
/2/Mr. Stratton is an "interested person" of the Funds by reason of his positions with the Advisor. Ms. Cannon is considered to be an "interested person" of the Funds by reason of her affiliation with the Funds' administrator. Mr. Beers is related to Mr. Stratton by marriage.

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------
Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. There is no minimum for retirement accounts. Subsequent purchases may be made in amounts of $100 or more.

Telephone Exchange

Shares of each Fund may be exchanged for shares of the other Funds, provided such other shares may legally be sold in the state of the investor's residence. Each Fund has a distinct investment objective which should be reviewed before executing any exchange of shares.

Dividends and Distributions

SGF pays semi-annual dividends from net investment income. SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs which pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV. SSCV pays annual dividends from net investment income. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

Automatic Investment Plan

Shares of a Fund may be purchased through our "Automatic Investment Plan" (the "Plan"), (See item 6 of the New Account Application attached to the back of the Prospectus). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100 per month. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

Share Price Information

The daily share price of the Funds can be found in the mutual fund section of many major daily newspapers where the Funds are listed under Stratton Funds. The Funds' stock ticker symbols for SGF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Retirement Plans

Stratton Mutual Funds has Defined Contribution Plans, Individual Retirement Accounts and 403(b)(7) Retirement Plans available at no minimum investment.

-------------------------------------------------------------------------------

General Information on the Funds

Requests for a Prospectus, financial information, past performance figures and an application, should be directed to the Funds' toll free number 1-800-634-5726.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should call or write the transfer agent and dividend paying agent:

PFPC Inc.
211 South Gulph Road, P. O. Box 61503
King of Prussia, PA 19406-0903
Telephone: 610-239-4600 . 1-800-472-4266

Investment Portfolio Activities

Questions regarding any of the Funds' investment portfolios should be directed to the Funds' Investment Advisor:

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

Additional Purchases ONLY to existing accounts should be mailed to a separate lock box unit:

c/o PFPC Inc.
P. O. Box 61767
King of Prussia, PA 19406-8767


 Distributed by PFPC Distributors, Inc., 3200 Horizon Drive, King of Prussia,
                                PA 19406-0903.
 Date of first use February 2002. This report is to be preceded or accompanied by a Prospectus.
    All indices are unmanaged groupings of stock that are not available for investment.

DIVIDEND NOTICES
--------------------------------------------------------------------------------
December 31, 2001

Note the following information is required by section 854(b)(2) of the Internal Revenue Code.

                                                Percentage of Ordinary Dividend
                                                   Income Qualifying for the
                                                    70% Corporate Dividend
                                                      Received Deduction
                                                -------------------------------
Stratton Growth Fund, Inc......................              100%
Stratton Monthly Dividend REIT Shares, Inc.....                0%
Stratton Small-Cap Value Fund..................              100%

DIRECTORS

Lynne M. Cannon                         Merritt N. Rhoad, Jr.

John J. Lombard, Jr.                    Richard W. Stevens

Douglas J. MacMaster, Jr.               James W. Stratton

Henry A. Rentschler

OFFICERS

James W. Stratton                       Gerald M. Van Horn, CFA
Chairman                                Vice President
Stratton Mutual Funds                   Stratton Small-Cap Value Fund
President
Stratton Small-Cap Value Fund           Joanne E. Kuzma
                                        Vice President
John A. Affleck, CFA
President                               Patricia L. Sloan
Stratton Growth Fund                    Secretary & Treasurer

James A. Beers                          Brigid E. Hummel
President, Stratton Monthly             Assistant Secretary &
Dividend REIT Shares                    Treasurer

                                        Michelle A. Whalen
                                        Assistant Secretary & Treasurer

INVESTMENT ADVISOR

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050, Telephone: 610-941-0255

TRANSFER AGENT & DIVIDEND PAYING AGENT

PFPC Inc.

211 South Gulph Road,

P.O. Box 61503, King of Prussia, PA 19406-0903

Telephone: 610-239-4600, 1-800-472-4266

INDEPENDENT ACCOUNTANTS

Tait, Weller & Baker
8 Penn Center Plaza, Suite 800
Philadelphia, PA 19103-2108

Visit the Stratton Mutual Funds web site at http://www.strattonmgt.com

------------------------------
STRATTON
MUTUAL FUNDS
Stability . Strategy . Success
------------------------------